GOODWILL	12 Months Ended
Dec. 31, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL	GOODWILL
Goodwill
Goodwill represents the excess of purchase price over the estimated fair value of identifiable net assets acquired in a business combination. The Company tests goodwill for recoverability each annual reporting period at December 31 and at interim periods if facts or circumstances are indicative of potential impairment.
The carrying value of goodwill from the Company’s Investment Management reporting unit totaled $5.1 billion and $4.6 billion at December 31, 2022 and 2021, resulting from its investment in AB as well as direct strategic acquisitions of AB, including its purchases of Sanford C. Bernstein, Inc and CarVal. The increase of $496 million as of December 31, 2022 was a result of the CarVal acquisition, which generated $666 million of goodwill, offset by the reallocation of $170 million of goodwill to held-for-sale assets. See Note 1 of the Notes to these Consolidated Financial Statements for information on the CarVal acquisition.
On November 22, 2022, AB and Société Générale, a leading European bank, announced plans to form a joint venture combining their respective cash equities and research businesses, as such AB’s Bernstein Research Services business was classified as held-for-sale and $170 million of goodwill recorded was allocated to the held-for-sale disposal group. See Note 25 of the Notes to these Consolidated Financial Statements for additional information.
As of December 31, 2022 and 2021, the Company’s annual testing resulted in no impairment of this goodwill, as the fair value of the reporting unit exceeded its carrying amount at each respective date.
Other Intangible Assets
The Company’s intangible assets primarily relate to the CarVal acquisition and reflect amounts assigned to acquired investment management contracts based on their estimated fair values at the time of acquisition, less accumulated amortization.
The gross carrying amount of AB-related intangible assets was $1.2 billion as of December 31, 2022 and $932 million as of December 31, 2021, and the accumulated amortization of these intangible assets was $853 million and $809 million as of December 31, 2022 and 2021, respectively. The net increase of $257 million as of December 31, 2022 was primarily a result of the CarVal acquisition. Amortization expense for AB-related intangible assets totaled $43 million, $21 million, and $37 million for 2022, 2021 and 2020, respectively. Estimated annual amortization expense for each of the next five years is approximately $60 million, $60 million, $60 million, $59 million and $38 million, respectively.